                                                                    EXHIBIT 99.2

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002

I.  RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:               484,340.64
        Available Funds:
            Contract Payments due and received in this period                          3,893,661.10
            Contract Payments due in prior period(s) and received in this period         283,509.87
            Contract Payments received in this period for next period                    161,437.97
            Sales, Use and Property Tax, Maintenance, Late Charges                       214,956.29
            Prepayment Amounts related to early termination in this period               213,061.31
            Servicer Advance                                                             225,582.24
            Proceeds received from recoveries on previously Defaulted Contracts                0.00
            Transfer from Reserve Account                                                  3,898.61
            Interest earned on Collection Account                                          5,935.39
            Interest earned on Affiliated Account                                            551.75
            Proceeds from repurchase of Contracts per Contribution and Servicing
              Agreement Section 5.03                                                           0.00
            Amounts paid per Contribution and Servicing Agreement Section 7.01
              (Substituted contract < Predecessor contract)                                    0.00
            Amounts paid under insurance policies                                              0.00
            Any other amounts                                                                  0.00

                                                                                      -------------
        Total Available Funds                                                          5,486,935.17
        Less: Amounts to be Retained in Collection Account                               580,070.13
                                                                                      -------------
        AMOUNT TO BE DISTRIBUTED                                                       4,906,865.04
                                                                                      =============


        DISTRIBUTION OF FUNDS:
            1.  To Trustee -  Fees                                                             0.00
            2.  To Servicer, any unreimbursed Nonrecoverable Advances or
                  Servicer Advances                                                      283,509.87
            3.  To Noteholders (For Servicer Report immediately following the
                  Final Additional Closing Date)

                    a) Class A1 Principal and Interest                                         0.00
                    a) Class A2 Principal (distributed after A1 Note matures)
                         and Interest                                                          0.00
                    a) Class A3 Principal (distributed after A2 Note matures)
                         and Interest                                                  3,222,519.83
                    a) Class A4 Principal (distributed after A3 Note matures)
                         and Interest                                                    595,956.85
                    b) Class B Principal and Interest                                     65,238.50
                    c) Class C Principal and Interest                                    131,005.04
                    d) Class D Principal and Interest                                     88,862.25
                    e) Class E Principal and Interest                                    117,505.85

            4.  To Reserve Account for Requirement per Indenture Agreement
                  Section 3.08                                                                 0.00
            5.  To Issuer - Residual Principal and Interest and Reserve Account
                  Distribution
                    a) Residual Interest (Provided no Restricting or
                         Amortization Event in effect)                                    23,600.94
                    b) Residual Principal (Provided no Restricting or
                         Amortization Event in effect)                                   108,808.80
                    c) Reserve Account Distribution (Provided no Restricting or
                         Amortization Event in effect)                                     3,898.61
            6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest
                         Earned and Any Other Amounts                                    221,443.43
            7.  To Servicer, Servicing Fee and other Servicing Compensations              44,515.07
                                                                                      -------------
        TOTAL FUNDS DISTRIBUTED                                                        4,906,865.04
                                                                                      =============
                                                                                      -------------
        End of Period Collection Account Balance {Includes Payments in Advance &
          Restricting Event Funds (if any)}                                              580,070.13
                                                                                      =============

II. RESERVE ACCOUNT

Beginning Balance                                                                     $2,702,437.25
          - Add Investment Earnings                                                        3,898.61
          - Add Transfer from Certificate Account (To Satisfy Reserve Account
              Requirement)                                                                     0.00
          - Less Distribution to Certificate Account                                       3,898.61
                                                                                      -------------
End of period balance                                                                 $2,702,437.25
                                                                                      =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
Amount, or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note
Balances                                                                              $2,702,437.25
                                                                                      =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002

III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
            Pool A                                                                    84,073,336.79
            Pool B                                                                    20,388,203.83
                                                                                    ---------------
                                                                                                        104,461,540.62
Class A Overdue Interest, if any                                                               0.00
Class A Monthly Interest - Pool A                                                        504,426.02
Class A Monthly Interest - Pool B                                                        122,325.82

Class A Overdue Principal, if any                                                              0.00
Class A Monthly Principal - Pool A                                                     2,253,828.63
Class A Monthly Principal - Pool B                                                       937,896.21
                                                                                    ---------------
                                                                                                          3,191,724.84
Ending Principal Balance of the Class A Notes
            Pool A                                                                    81,819,508.16
            Pool B                                                                    19,450,307.62
                                                                                    ---------------     --------------
                                                                                                        101,269,815.78
                                                                                                        ==============

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $237,814,000      Original Face $237,814,000      Balance Factor
                $ 2.635471                     $ 13.421097            42.583622%

IV.  CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
            Class A1                                                                           0.00
            Class A2                                                                           0.00
            Class A3                                                                   5,410,540.62
            Class A4                                                                  99,051,000.00
                                                                                    ---------------

Class A Monthly Interest                                                                                104,461,540.62
            Class A1 (Actual Number Days/360)                                                  0.00
            Class A2                                                                           0.00
            Class A3                                                                      30,794.99
            Class A4                                                                     595,956.85
                                                                                    ---------------

Class A Monthly Principal
            Class A1                                                                           0.00
            Class A2                                                                           0.00
            Class A3                                                                   3,191,724.84
            Class A4                                                                           0.00
                                                                                    ---------------
                                                                                                          3,191,724.84
Ending Principal Balance of the Class A Notes
            Class A1                                                                           0.00
            Class A2                                                                           0.00
            Class A3                                                                   2,218,815.78
            Class A4                                                                  99,051,000.00
                                                                                    ---------------     --------------
                                                                                                        101,269,815.78
                                                                                                        ==============

Class A3
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $65,098,000       Original Face $65,098,000       Balance Factor
               $ 0.473056                     $ 49.029538              3.408424%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class B Notes
            Pool A                                                                     1,433,343.38
            Pool B                                                                       347,603.34
                                                                                    ---------------
                                                                                                          1,780,946.72

Class B Overdue Interest, if any                                                               0.00
Class B Monthly Interest - Pool A                                                          8,719.51
Class B Monthly Interest - Pool B                                                          2,114.59
Class B Overdue Principal, if any                                                              0.00
Class B Monthly Principal - Pool A                                                        38,417.53
Class B Monthly Principal - Pool B                                                        15,986.87
                                                                                    ---------------
                                                                                                             54,404.40
Ending Principal Balance of the Class B Notes
            Pool A                                                                     1,394,925.85
            Pool B                                                                       331,616.47
                                                                                    ---------------     --------------
                                                                                                          1,726,542.32
                                                                                                        ==============

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $4,054,000        Original Face $4,054,000        Balance Factor
              $ 2.672447                      $ 13.419931             42.588612%


VI.   CLASS C NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class C Notes
            Pool A                                                                     2,865,905.72
            Pool B                                                                       694,987.71
                                                                                    ---------------
                                                                                                          3,560,893.43

Class C Overdue Interest, if any                                                               0.00
Class C Monthly Interest - Pool A                                                         17,864.15
Class C Monthly Interest - Pool B                                                          4,332.09
Class C Overdue Principal, if any                                                              0.00
Class C Monthly Principal - Pool A                                                        76,835.07
Class C Monthly Principal - Pool B                                                        31,973.73
                                                                                    ---------------
                                                                                                            108,808.80
Ending Principal Balance of the Class C Notes
            Pool A                                                                     2,789,070.65
            Pool B                                                                       663,013.98
                                                                                    ---------------     --------------
                                                                                                          3,452,084.63
                                                                                                        ==============

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $8,107,000        Original Face $8,107,000        Balance Factor
              $ 2.737910                      $ 13.421586             42.581530%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


VII. CLASS D NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class D Notes
            Pool A                                                                     1,910,864.13
            Pool B                                                                       463,398.16
                                                                                    ---------------
                                                                                                          2,374,262.29

Class D Overdue Interest, if any                                                               0.00
Class D Monthly Interest - Pool A                                                         13,137.19
Class D Monthly Interest - Pool B                                                          3,185.86
Class D Overdue Principal, if any                                                              0.00
Class D Monthly Principal - Pool A                                                        51,223.38
Class D Monthly Principal - Pool B                                                        21,315.82
                                                                                    ---------------
                                                                                                             72,539.20
Ending Principal Balance of the Class D Notes
            Pool A                                                                     1,859,640.75
            Pool B                                                                       442,082.34
                                                                                    ---------------     --------------
                                                                                                          2,301,723.09
                                                                                                        ==============

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $5,405,000        Original Face $5,405,000        Balance Factor
              $ 3.019991                      $ 13.420759             42.585071%

VIII.   CLASS E NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class E Notes
            Pool A                                                                     2,388,384.97
            Pool B                                                                       579,192.91
                                                                                    ---------------
                                                                                                          2,967,577.88

Class E Overdue Interest, if any                                                               0.00
Class E Monthly Interest - Pool A                                                         21,594.98
Class E Monthly Interest - Pool B                                                          5,236.87
Class E Overdue Principal, if any                                                              0.00
Class E Monthly Principal - Pool A                                                        64,029.22
Class E Monthly Principal - Pool B                                                        26,644.78
                                                                                    ---------------
                                                                                                             90,674.00
Ending Principal Balance of the Class E Notes
            Pool A                                                                     2,324,355.75
            Pool B                                                                       552,548.13
                                                                                    ---------------     --------------
                                                                                                          2,876,903.88
                                                                                                        ==============

Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $6,756,000        Original Face $6,756,000        Balance Factor
              $ 3.971559                      $ 13.421255             42.582947%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
Beginning Residual Principal Balance
            Pool A                                                                     2,866,471.72
            Pool B                                                                       695,146.41
                                                                                    ---------------
                                                                                                          3,561,618.13

Residual Interest - Pool A                                                                19,003.34
Residual Interest - Pool B                                                                 4,597.60
Residual Principal - Pool A                                                               76,835.07
Residual Principal - Pool B                                                               31,973.73
                                                                                    ---------------
                                                                                                            108,808.80
Ending Residual Principal Balance
            Pool A                                                                     2,789,636.65
            Pool B                                                                       663,172.68
                                                                                    ---------------     --------------
                                                                                                          3,452,809.33
                                                                                                        ==============


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                    44,515.07
         - Servicer Advances reimbursement                                                                  283,509.87
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                  221,443.43
                                                                                                        --------------
        Total amounts due to Servicer                                                                       549,468.37
                                                                                                        ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE
POOL A
            Aggregate Discounted Contract Balance, as defined in Indenture
              Agreement, at the beginning of the related Collection Period                               95,538,306.71

            Aggregate Discounted Contract Balance of Additional Contracts
              acquired during Collection Period                                                                   0.00

            Decline in Aggregate Discounted Contract Balance                                              2,561,168.90

                                                                                                        --------------
            Aggregate Discounted Contract Balance, as defined in Indenture
              Agreement, at the ending of the related Collection Period                                  92,977,137.81
                                                                                                        ==============

            Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments  and Servicer Advances         2,522,444.67

               - Principal portion of Prepayment Amounts                                  38,724.23

               - Principal portion of Contracts repurchased under Indenture
                   Agreement Section 4.02                                                      0.00

               - Aggregate Discounted Contract Balance of Contracts that have
                   become Defaulted Contracts during the Collection Period                     0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts
                   added during Collection Period                                              0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts
                   withdrawn during Collection Period                                          0.00

                                                                                    ---------------
                    Total Decline in Aggregate Discounted Contract Balance             2,561,168.90
                                                                                    ===============

POOL B
            Aggregate Discounted Contract Balance, as defined in Indenture
              Agreement, at the beginning of the related Collection Period                               23,168,532.33

            Aggregate Discounted Contract Balance of Additional Contracts
              acquired during Collection Period                                                                   0.00

            Decline in Aggregate Discounted Contract Balance                                              1,065,791.14

                                                                                                        --------------
            Aggregate Discounted Contract Balance, as defined in Indenture
              Agreement, at the ending of the related Collection Period                                  22,102,741.19
                                                                                                        ==============

            Components of Decline in Aggregate Discounted Contract Balance:
               - Principal portion of Contract Payments  and Servicer Advances           892,828.98

               - Principal portion of Prepayment Amounts                                 172,962.16

               - Principal portion of Contracts repurchased under Indenture
                   Agreement Section 4.02                                                      0.00

               - Aggregate Discounted Contract Balance of Contracts that have
                   become Defaulted Contracts during the Collection Period                     0.00

               - Aggregate Discounted Contract Balance of Substitute Contracts
                  added during Collection Period                                               0.00

               - Aggregate Discounted Contract Balance of Predecessor Contracts
                   withdrawn during Collection Period                                          0.00

                                                                                    ---------------
                    Total Decline in Aggregate Discounted Contract Balance             1,065,791.14
                                                                                    ===============     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                       115,079,879.00
                                                                                                        ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A                                                                                 Predecessor
                                                   Discounted         Predecessor      Discounted
Lease #      Lessee Name                           Present Value      Lease #          Present Value
-------      -----------                           -------------      -------          -------------
3024-003     RADNET MANAGEMENT II, INC.            $1,289,113.68      1667-003         $1,466,069.44
             CASH                                  $  176,955.76
1743-004     HYPERBARIC MANAGEMENT SYS             $1,539,883.34      2425-001         $1,890,612.33
3221-001     TOTAL IMAGING OF SUN CITY, LLC        $1,496,892.51      2427-001         $1,194,070.97
3307-001     OPEN MRI OHIO 2 VENTURES, LLC         $1,181,820.77      917-503          $  644,152.99
3323-003     OPEN MRI OHIO 1 VENTURES, LLC         $1,162,123.59      1004-503         $   77,559.49
                                                                      1048-501         $  896,884.04
                                                                      1049-504         $  644,152.99
                                                                      1050-504         $   85,901.56



                                                   -------------                       -------------
                                    Totals:        $6,846,789.65                       $6,899,403.81

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                             $  6,899,403.81
b) ADCB OF POOL A AT CLOSING DATE                                                    $211,061,551.13
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                3.27%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables             $0.00
b) Total discounted Contract Balance of Substitute Receivables              $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD      YES      NO   X
                                                                            ------   ------

POOL B                                                                                 Predecessor
                                                   Discounted         Predecessor      Discounted
Lease #      Lessee Name                           Present Value      Lease #          Present Value
-------      -----------                           -------------      -------          -------------
             NONE




                                                   -------------                       -------------
                                    Totals:                $0.00                               $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                       $59,182,173.57
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                    0.00%

*ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
 TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES               NO   X
                                                                                              ------            ------

                            DVI RECEIVABLES X 1999-2
                                SERVICER REPORT
                       FOR THE PAYMENT DATE MAY 13, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING                                                                Predecessor
                                                   Discounted         Predecessor      Discounted
Lease #      Lessee Name                           Present Value      Lease #          Present Value
-------      -----------                           -------------      -------          -------------
2841-001     Medical Imaging Co. Inc.               1,121,500.51        2207-001       $  551,274.29
2004383-1    Robert Wood Johnson University           512,828.61        2207-002       $1,160,782.50
2005209-2    Memorial Regional Medical Center         252,655.70        2207-003       $  181,136.33
             Cash                                       6,208.31
2875-007     MRI of River North, Inc. et al.        1,629,015.55        2337-001       $1,215,773.70
3024-003     Radnet Management II, Inc.             1,495,882.60        4283-401       $  286,487.54
                                                                        2314-002       $1,209,395.06



                                                   -------------                       -------------
                                    Totals:        $5,018,091.28                       $4,604,849.42

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                         $  4,604,849.42
b) ADCB OF POOL A AT CLOSING DATE                                                                       $211,061,551.13
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   2.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                               $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
      & Servicing Agreement Section 7.02                                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES               NO   X
                                                                                              ------            ------

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                          Predecessor
                                                   Discounted         Predecessor      Discounted
Lease #      Lessee Name                           Present Value      Lease #          Present Value
-------      -----------                           -------------      -------          -------------
             None









                                                   -------------                       -------------
                                    Totals:                $0.00                               $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                            $         0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                       $59,182,173.57
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                  0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER
  HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables                                $0.00
b) Total discounted Contract Balance of Substitute Receivables                                 $0.00
c) If (a) > (b), amount to be deposited in Collection Account per Contribution &
     Servicing Agreement Section 7.02                                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES               NO   X
                                                                                              ------            ------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


XV. POOL PERFORMANCE MEASUREMENTS


1.            AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                     TOTAL OUTSTANDING CONTRACTS
    This Month                         3,932,616.12    This Month               115,079,879.00
    1 Month Prior                      1,919,697.26    1 Month Prior            118,706,839.04
    2 Months Prior                       305,717.75    2 Months Prior           123,808,989.39

    Total                              6,158,031.13    Total                    357,595,707.43

    A) 3 MONTH AVERAGE                 2,052,677.04    B) 3 MONTH AVERAGE       119,198,569.14

    c) a/b                                    1.72%

2.  Does a Delinquency Condition Exist (1c > 6%)?
                                                                                       Yes                      No         X
                                                                                             ---------------         -------------
3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                              Yes                      No         X
                                                                                             ---------------         -------------
    B. An Indenture Event of Default has occurred and is then continuing?              Yes                      No         X
                                                                                             ---------------         -------------

4.  Has a Servicer Event of Default occurred?                                          Yes                      No         X
                                                                                             ---------------         -------------


5.  Amortization Event Check

    A. Is 1c  > 8% ?                                                                   Yes                      No         X
                                                                                             ---------------         -------------
    B. Bankruptcy, insolvency, reorganization; default/violation of any covenant
         or obligation not remedied within 90 days?                                    Yes                      No         X
                                                                                             ---------------         -------------
    C. As of any Determination date, the sum of all defaulted contracts since
         the Closing date exceeds 6% of the ADCB on the Closing Date?                  Yes                      No         X
                                                                                             ---------------         -------------



6.  Aggregate Discounted Contract Balance at Closing Date                          Balance   $270,243,724.70
                                                                                             ---------------

    DELINQUENT LEASE SUMMARY

           Days Past Due        Current Pool Balance       # Leases
           -------------        --------------------       --------
                 31 - 60                  427,648.39             18
                 61 - 90                   15,056.19              8
                91 - 180                3,932,616.12             14


    Approved By:
    Matthew E. Goldenberg
    Vice President
    Structured Finance and Securitization